Exhibit 10.70

JOHNSONDIVERSEY HOLDINGS, INC.

DIRECTOR STOCK INCENTIVE PLAN

Article I

Purpose

JohnsonDiversey Holdings, Inc. has established this Director Stock Incentive Plan to foster and promote its long-term financial success. Capitalized terms have the meaning given in Article IX.

Article II

Powers of the Administrator

Section 2.1 Power to Grant Awards. The Administrator shall select Eligible Directors to receive Awards. The Administrator shall determine the terms of each Award, consistent with the Plan.

Section 2.2 Administration. The Administrator shall be responsible for the administration of the Plan. The Administrator may prescribe, amend and rescind rules and regulations relating to the administration of the Plan, provide for conditions and assurances it deems necessary or advisable to carry out the purposes of the Plan and make all other determinations necessary or advisable for the administration and interpretation of the Plan. Any authority exercised by the Administrator under the Plan shall be exercised by the Administrator in its sole discretion. Determinations, interpretations or other actions made or taken by the Administrator under the Plan shall be made in good faith and shall be final, binding and conclusive for all purposes and upon all persons.

Article III

Shares Subject to Plan

Section 3.1 Number. The maximum number of shares of Common Stock that may be issued under the Plan or be subject to Awards may not exceed 300,000 shares. The shares of Common Stock to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Common Stock that are not reserved for any other purpose, of shares of such stock which have been reacquired by the Company, of shares of such stock which have been paid to the Company pursuant to the exercise of Awards under the Plan, or of shares of such stock which have been withheld by the Company for the payment of taxes.

Section 3.2 Canceled, Terminated or Forfeited Awards; Share Counting.

(a) Upon the sale of Common Stock pursuant to Article IV, the maximum number of shares of Common Stock set forth in Section 3.1 shall be reduced by the number of shares sold. In the event that, subsequent to any such sale, the Company reacquires any of such shares of Common Stock, such reacquired shares of Common Stock shall again be available for grant under the Plan.

(b) Upon the grant of an Option or a Deferred Share Unit, the maximum number of shares of Common Stock set forth in Section 3.1 shall be reduced by the number of shares subject to such Award. Upon the exercise or conversion of any Award or portion thereof, there shall again be available for grant under the Plan the number of shares subject to such Award or portion thereof minus the actual number of shares of Common Stock issued in connection with such exercise or conversion. If any such Award or portion thereof is for any reason forfeited, canceled, expired or otherwise terminated without the issuance of shares of Common Stock, the Common Stock subject to such forfeited, canceled, expired or otherwise terminated Award or portion thereof shall again be available for grant under the Plan. If shares of Common Stock are withheld from issuance with respect to an Award by the Company in satisfaction of any tax withholding or similar obligations, such withheld shares shall again be available for grant under the Plan. Notwithstanding the foregoing, Awards which the Administrator reasonably determines will be settled in cash or will be forfeited shall not reduce the Plan maximum set forth in Section 3.1.

Section 3.3 Adjustment in Capitalization. If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off liquidation or dissolution of the Company or other similar transaction affecting the Common Stock, the Administrator shall proportionately adjust the number of shares of Common Stock available for issuance under the Plan and the number, class and exercise price of any outstanding Award and/or make other provisions with respect to the holder or holders of any outstanding Award.

2

Article IV

Stock Purchase or Grant; Deferred Share Units

Section 4.1 Awards and Administration. The Administrator may offer and sell or otherwise grant Common Stock to Participants at such time or times and subject to such vesting or other conditions as it shall determine, the terms of which shall be set forth in a Subscription Agreement. The Administrator may grant Deferred Share Units to Participants at such time or times and subject to such vesting or other conditions as it shall determine, the terms of which shall be set forth in a Director Deferred Share Unit Agreement.

Section 4.2 Minimum Purchase Price. Unless otherwise determined by the Administrator, the purchase price for any Common Stock to be offered and sold pursuant to this Article IV shall not be less than the Fair Market Value on the Grant Date.

Section 4.3 Payment. Unless otherwise determined by the Administrator, the purchase price with respect to any Common Stock offered and sold pursuant to this Article IV shall be paid in cash or other readily available funds simultaneously with the closing of the purchase of such Common Stock.

Article V

Terms of Options

Section 5.1 Grant of Options. The Administrator may grant Options to Participants at such time or times as it shall determine in its discretion. Options granted pursuant to the Plan will not be “incentive stock options” as defined in the Code. Each Option granted to a Participant shall be evidenced by an Option Agreement that shall specify the number of shares of Common Stock that may be purchased pursuant to such Option, the exercise price at which shares of Common Stock may be purchased pursuant to such Option, the duration of such Option (not to exceed the tenth anniversary of the Grant Date), and such other terms as the Administrator shall determine.

Section 5.2 Exercise Price. The exercise price per share of Common Stock to be purchased upon exercise of an Option shall not be less than the Fair Market Value on the Grant Date.

Section 5.3 Vesting and Exercise of Options. Options shall become vested or exercisable in accordance with the vesting schedule or upon the attainment of such performance criteria as shall be specified by the Administrator in the Award

3

Agreement on or before the Grant Date. The Administrator may accelerate the vesting or exercisability of any Option, all Options or any class of Options at any time and from time to time.

Section 5.4 Payment. The Administrator shall establish procedures governing the exercise of Options, which procedures shall generally require that prior written notice of exercise be given and that the exercise price (together with any required withholding taxes or other similar taxes, charges or fees) be paid in full in cash, cash equivalents or other readily available funds at the time of exercise. Notwithstanding the foregoing, on such terms as the Administrator may establish from time to time following a Public Offering (i) the Administrator may permit a Participant to tender any Common Stock owned by such Participant for all or a portion of the applicable exercise price or minimum required withholding taxes (subject to any required holding periods to avoid adverse accounting treatment), and (ii) the Administrator may authorize the Company to establish a broker-assisted exercise program. In connection with any Option exercise, the Company may require the Participant to furnish or execute such other documents as it shall reasonably deem necessary to (a) evidence such exercise, (b) determine whether registration is then required under the U.S. federal securities laws or similar non-U.S. laws, or (c) comply with or satisfy the requirements of the U.S. federal securities laws, applicable state or non-U.S. securities laws or any other law. As a condition to the exercise of any Option before a Public Offering, a Participant shall enter into the Subscription Agreement annexed to the Award Agreement for the Option or, if no Subscription Agreement is so annexed, in form presented to the Participant by the Company.

Section 5.5 Termination of Director Status. Each Option Agreement shall set forth the extent to which the Eligible Director shall have the right to exercise an Option following termination of the Eligible Director’s services on the Board. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the Option Agreement entered into with Eligible Directors, need not be uniform among all Options granted pursuant to this Plan or among Eligible Directors and may reflect distinctions based on the reasons for the termination of the Eligible Director’s services on the Board.

Article VI

Change in Control

Section 6.1 Accelerated Vesting and Payment. Except as otherwise provided in this Article VI, and unless otherwise provided in the Award Agreement, upon a Change in Control, (a) each unvested Award that by its terms

4

would otherwise vest based solely on continued employment shall vest in full in connection with such Change in Control and each other Award shall, to the extent it has not or will not by its terms vest before or in connection with such Change in Control, be canceled, and (b) the holder of any vested Award (including any Award that vests in connection with such Change in Control) shall be entitled to receive, in complete satisfaction of such Award, a payment in an amount or with a value equal to the number of shares of Common Stock covered by such vested Award times the excess, if any, of the Change in Control Price over any applicable exercise price, if any, for such Award.

Section 6.2 Alternative Award. Unless otherwise provided in the Award Agreement, no cancellation, acceleration or other payment shall occur with respect to any Award or class or type of Award if the Administrator reasonably determines in good faith, prior to the occurrence of a Change in Control, that such Award shall be honored or assumed, or new rights substituted therefor following the Change in Control (such honored, assumed or substituted award, an “Alternative Award”); provided that any Alternative Award must give the Participant who held such Award rights and entitlements at least substantially equivalent to the rights and terms applicable under such Award, including, but not limited to, an identical or better exercise and/or vesting schedule, identical or better timing and methods of payment and, if the Alternative Award or the securities underlying it are not publicly traded, identical or better rights following a termination of service to require the Company or the acquiror in such Change in Control to repurchase the Alternative Award or securities underlying such Alternative Award.

Article VII

Authority to Vary Terms or Establish Local Jurisdiction Plans

The Administrator may vary the terms of Awards to be granted under the Plan, or establish sub-plans under this Plan to authorize the grant of awards that have additional or different terms or features from those otherwise provided for in the Plan, if and to the extent the Administrator determines necessary or appropriate to permit the grant of awards that are best suited to further the purposes of the Plan and to comply with applicable securities laws in a particular jurisdiction or provide terms appropriately suited for Participants in such jurisdiction in light of the tax laws of such jurisdiction while being as consistent as otherwise possible with the terms of Awards under the Plan; provided that this Article VII shall not be deemed to authorize any increase in the number of Common Stock available for issuance under the Plan set forth in Section 3.1.

5

Article VIII

Amendment, Modification, and Termination of the Plan

The Administrator may terminate or suspend the Plan at any time, and may amend or modify the Plan from time to time. No amendment, modification, termination or suspension of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan without the consent of the Participant holding such Award or the consent of a majority of Participants holding similar Awards (such majority to be determined based on both (i) the number of shares covered by such Awards and (ii) the number of Participants holding such similar Awards). Shareholder approval of any such amendment, modification, termination or suspension shall be obtained to the extent mandated by applicable law, or if otherwise deemed appropriate by the Administrator.

Article IX

Definitions

Section 9.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

“Administrator” means the Company’s Board of Directors or, if the Board of Directors has delegated the Administrator’s powers, duties and responsibilities specified in this Plan to the Company’s Compensation Committee, its Compensation Committee.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such first Person; provided that a director, member of management or other employee of the Company or any of its Subsidiaries shall not be deemed to be an Affiliate of the Investors. For these purposes, “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person by reason of ownership of voting securities, by contract or otherwise.

“Alternative Award” has the meaning given in Section 6.2.

“Award” means an Option, a Deferred Share Unit or an offer and sale of Common Stock pursuant to Article IV, in each case granted pursuant to the terms of the Plan.

6

“Award Agreement” means a Subscription Agreement, an Option Agreement, a Director Deferred Share Unit Agreement or any other agreement evidencing an Award.

“Board” means the Board of Directors of the Company.

“Change in Control” means the first to occur of the following events after the Effective Date:

(i) the acquisition by any person, entity or “group” (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than any such acquisition by the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries, or by any of the Investors, or any Affiliates of any of the foregoing;

(ii) the merger, consolidation or other similar transaction involving the Company, as a result of which persons who were stockholders of the Company immediately prior to such merger, consolidation, or other similar transaction do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company; or

(iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, Affiliates of the Company.

Notwithstanding the foregoing, (x) a Public Offering shall not constitute a Change in Control, unless, in connection with such Public Offering, a person or group that does not include any of the Investors acquires 50% or more of the combined voting power of the Company’s then outstanding voting securities (but excluding, for this purpose, an underwriter that takes possession of such voting securities solely for the purpose of effecting the distribution thereof in such Public Offering), and (y) with respect to any

7

Award that constitutes deferred compensation subject to Section 409A of the Code, a Change in Control must also constitute a “change in ownership” of the Company, a “change in effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company (within the meaning of Section 409A of the Code and the regulations promulgated thereunder).

“Change in Control Price” means the price per Common Share offered in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, the Change in Control price shall be determined in good faith by the Administrator as constituted immediately prior to the Change in Control.

“Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto.

“Common Stock” means the Class B common stock, par value U.S. $0.01 per share, of the Company.

“Company” means JohnsonDiversey Holdings, Inc., a Delaware corporation, and any successor thereto.

“Deferred Share Unit” means the right granted pursuant to the Plan to receive, upon settlement of such right, a share of Common Stock.

“Director Deferred Share Unit Agreement” means the agreement between the Company and a Participant embodying the terms of any Deferred Share Unit in the form approved by the Administrator from time to time for such purpose.

“Disability” means, unless otherwise provided in an Award Agreement, a Participant’s long-term disability within the meaning of the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant, or in the absence of such a plan or program, as determined in good faith by the Administrator. The Administrator’s reasoned and good faith judgment of Disability shall be final and shall be based on such competent medical evidence as shall be presented to it by the Participant or by any physician or group of physicians or other competent medical expert employed by the Participant or the Company to advise the Administrator. Notwithstanding the preceding definition, with respect to any Award that constitutes deferred compensation subject to Section 409A of the Code, “Disability” has the same meaning as provided in Section 409A of the Code and the regulations promulgated thereunder.

8

“Effective Date” has the meaning given in Section 10.9.

“Eligible Director” means a director of the Company who is not, on the Grant Date of an Award, an officer or employee of the Company or any of its Subsidiaries.

“Fair Market Value” means, as of any date of determination prior to a Public Offering, the per share fair market value on such date of a share of Common Stock as determined in good faith by the Administrator and in a manner that is consistent with the determination of fair market value of a share of Class A common stock of the Company. In making a determination of the Fair Market Value, the Administrator shall give due consideration to such factors as it deems appropriate, including, but not limited to, the earnings and other financial and operating information of the Company in recent periods, the potential value of the Company as a whole, the future prospects of the Company and the industries in which it competes, the history and management of the Company, the general condition of the securities markets, the fair market value of securities of companies engaged in businesses similar to those of the Company, and any recent valuation of the Common Stock that shall have been performed by an independent valuation firm (although nothing herein shall obligate the Administrator to obtain any such independent valuation), except that the fact that the Common Stock is non-voting shall not be a factor in the Administrator’s determination. Following a Public Offering, “Fair Market Value” shall mean, as of any date of determination, the mid-point between the high and the low trading prices for such date per share of Common Stock as reported on the principal stock exchange on which the shares of Common Stock are then listed.

“Grant Date” means, with respect to any Award, the date as of which such Award is granted pursuant to the Plan.

“Investor” means any of (i) an investment fund affiliated with Clayton, Dubilier & Rice, LLC, (ii) Commercial Markets Holdco, Inc., (iii) any affiliate of any of the foregoing that acquires shares of Common Stock, and (iv) any successor in interest to any thereof.

“Option” means the right granted pursuant to the Plan to purchase a specified number of shares of Common Stock.

9

“Option Agreement” means an agreement between the Company and a Participant embodying the terms of any Options granted pursuant to the Plan and in the form approved by the Administrator from time to time for such purpose.

“Participant” means any Eligible Director who is granted an Award.

“Person” means any natural person, firm, partnership, limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity.

“Plan” means this JohnsonDiversey Holdings, Inc. Director Stock Incentive Plan.

“Public Offering” means the first day as of which (i) sales of any class of common stock are made to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, in the United States pursuant to an underwritten public offering led by one or more underwriters at least one of which is an underwriter of nationally recognized standing, with aggregate gross cash proceeds (without regard to any underwriting discount or commission) of at least $100,000,000, or (ii) the Administrator has determined in good faith that shares of any class of common stock otherwise have become publicly-traded for this purpose.

“Subscription Agreement” means a stock subscription agreement between the Company and a Participant embodying the terms of any stock purchase made pursuant to the Plan and in the form approved by the Administrator from time to time for such purpose.

“Subsidiary” means any corporation, limited liability company or other entity, a majority of whose outstanding voting securities is owned, directly or indirectly, by the Company.

Section 9.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

10

Article X

Miscellaneous Provisions

Section 10.1 Nontransferability of Awards. Except as otherwise provided herein or as the Administrator may permit on such terms as it shall determine, no Awards granted under the Plan may be sold, transferred, pledged, assigned, hedged, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime by such Participant only (or, in the event of the Participant’s Disability, such Participant’s legal representative). Following a Participant’s death, all rights with respect to Awards that were outstanding at the time of such Participant’s death and have not terminated shall be exercised by his designated beneficiary or by his estate in the absence of a designated beneficiary.

Section 10.2 Tax Withholding. The Company shall have the power to withhold up to the minimum statutory requirement, or to require such Participant to remit to the Company an amount sufficient to satisfy all U.S. federal, state, local and any non-U.S. withholding tax or other governmental tax, charge or fee requirements in respect of any Award granted under the Plan.

Section 10.3 Beneficiary Designation. Pursuant to such rules and procedures as the Administrator may from time to time establish, a Participant may name a beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Administrator, and will be effective only when filed by the Participant in writing with the Administrator during his lifetime.

Section 10.4 No Guarantee of Employment or Participation. Nothing in the Plan or in any agreement granted hereunder shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or retention at any time, or confer upon any Participant any right to continue in the employ or retention of the Company or any Subsidiary. No Eligible Director shall have a right to be selected as a Participant or, having been so selected, to receive any other or future Awards. For purposes of this Plan, the “employment” of a Participant shall be deemed to refer to the Participant’s provision of services to the Company or any Subsidiary as an employee or independent contractor, and the “termination of employment” and corollary phrases with respect to a Participant shall be deemed to refer to the Participant’s cessation of such services with respect to all such persons in all capacities.

11

Section 10.5 No Voting Rights. Except as otherwise required by law, no Participant holding any Awards granted under the Plan shall have any right in respect of such Awards to vote on any matter submitted to the Company’s stockholders until such time as the shares of Common Stock underlying such Awards have been issued, and then, subject to the voting restrictions contained in the Subscription Agreement.

Section 10.6 Requirements of Law. The granting of Awards and the issuance of shares of Common Stock pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No Awards shall be granted under the Plan, and no Common Stock shall be issued under the Plan, if such grant or issuance would result in a violation of applicable law, including U.S. federal securities laws and any applicable state or non-U.S. securities laws.

Section 10.7 Freedom of Action. Nothing in the Plan or any Award Agreement evidencing an Award shall be construed as limiting or preventing the Company or any Subsidiary from taking any corporate action (such as acquisitions, dispositions, entry into new lines of business and the incurrence of indebtedness) that it deems appropriate or in its best interest (as determined in its sole and absolute discretion) and no Participant (or person claiming by or through a Participant) shall have any right relating to the diminishment in the value of any Award as a result of any such action, so long as such action is not directly governed by or is not directly related to the administration of the Plan or any Award Agreement. This Section 10.7 shall not be construed to enlarge the rights of the Company or the Administrator hereunder with respect to the interpretation or administration of the Plan or any Award Agreements.

Section 10.8 Unfunded Plan; Plan Not Subject to ERISA. The Plan is an unfunded plan and Participants shall have the status of unsecured creditors of the Company. The Plan is not intended to be subject to the Employee Retirement Income and Security Act of 1974, as amended.

Section 10.9 Term of Plan. The Plan shall be effective as of February 18, 2010 (the “Effective Date”) and shall continue in effect, unless sooner terminated pursuant to Article VIII, until the tenth anniversary of such date. The provisions of the Plan shall continue thereafter to govern all outstanding Awards.

Section 10.10 Governing Law. The Plan, and all agreements hereunder, shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

12

Section 10.11 Section 409A of the Code. This Plan and the Award Agreements entered into pursuant to this Plan are intended to be exempt from or comply with the requirements of Section 409A of the Code and shall be construed and interpreted in accordance with such intent.

13

Director Deferred Share Unit Agreement

This Director Deferred Share Unit Agreement (the “Agreement”), dated as of the Grant Date set forth on the signature page hereof, is entered into by and between JohnsonDiversey Holdings, Inc., a Delaware corporation (the “Company”), and the Director whose name appears on the signature page hereof (the “Participant”).

Section 1. Grant of Deferred Share Units. The Company hereby evidences and confirms its grant to the Participant, effective as of the Grant Date, of the number of deferred share units (the “Deferred Share Units”) set forth on the signature page hereof. This Agreement is granted under, and the terms and conditions of the Deferred Share Units granted hereunder are subject to, the terms and conditions of the JohnsonDiversey Holdings, Inc. Director Stock Incentive Plan (the “Plan”), which are incorporated by reference herein. If there is any inconsistency between any express provision of this Agreement and any express term of the Plan, the express term of the Plan shall govern. As used in this Agreement, capitalized terms that are not defined herein have the respective meanings given to them in the Plan.

Section 2. Vesting of Deferred Share Units.

(a) Vesting. Except as otherwise provided in this Section 2, the Deferred Share Units shall be forfeited if the Participant’s service on the Board terminates during the period beginning on the Grant Date and ending on the day prior to the first anniversary of the Grant Date (the “Restriction Period”). Deferred Share Units as to which the Restriction Period has lapsed shall be “vested” (i.e., no longer subject to forfeiture) for purposes of this Agreement.

(b) Termination of Services.

(i) Death or Disability; No Misconduct. If the Participant’s service on the Board is terminated (i) due to death or Disability, or (ii) by the Board in the absence of any misconduct by the Participant (a termination covered by clause (i) or (ii), a “Qualifying Termination”), the Restriction Period applicable to any outstanding Deferred Share Units granted under this Agreement shall lapse immediately prior to such termination.

(ii) Any Other Reason. If the Participant’s service on the Board terminates (whether by the Participant or the Board) for any reason during the Restriction Period and such termination is not a Qualifying Termination, any outstanding Deferred Share Units shall immediately be forfeited and canceled effective as of the date of such termination.

(iii) To the extent that the Deferred Share Units constitute deferred compensation subject to Section 409A of the Code, references in this Agreement to “termination of the Participant’s services on the Board” and corollary terms shall mean the Participant’s “separation from service” within the meaning of Section 409A of the Code.

(c) Settlement of Vested Deferred Units. Vested Deferred Share Units shall be settled as provided in Section 3 of this Agreement.

(d) Change in Control. In the event of a Change in Control, the Restriction Period applicable to any outstanding Deferred Share Units shall lapse immediately prior to such Change in Control. Notwithstanding Article VI of the Plan, such vested Deferred Share Units will be settled as provided in Section 3 of this Agreement.

(e) Administrator Discretion. Notwithstanding anything contained in this Agreement to the contrary, the Administrator, in its sole discretion, may accelerate the vesting with respect to any Deferred Share Units under this Agreement, at such times and upon such terms and conditions as the Administrator shall determine.

Section 3. Settlement of Deferred Share Units.

(a) Timing of Settlement.

(i) No Deferral Election. If no deferral election is made with respect to the Deferred Share Units, vested Deferred Share Units shall be settled on the earlier of (i) 10 days following the first anniversary of the Grant Date and (ii) 10 days following the date on which the Participant’s service on the Board terminates for any reason.

(ii) Deferral Election. A Participant may, by written notice filed with the Company consistent with Section 409A of the Code, elect to defer receipt of the shares of Common Stock to be issued in settlement of the vested Deferred Share Units, subject to such terms and conditions established by the Company. Any vested Deferred Share Units as to which a deferral election is made shall be settled in shares of Common Stock on the earlier of (i) 10 days following the date elected by the Participant and (ii) 10 days following the date on which the Participant’s service on the Board terminates for any reason.

(iii) The date on which the Deferred Share Units are settled pursuant to Section 3(a)(i) or 3(a)(ii) is referred to herein as the “Settlement Date”.

2

(b) Mechanics of Settlement. On the Settlement Date, the Company shall issue to the Participant one share of Common Stock underlying each vested Deferred Share Unit, and, upon such issuance, the Participant’s rights in respect of such Deferred Share Unit shall be extinguished. Shares of Common Stock so issued shall be subject to the substantive provisions contained in the Subscription Agreement to which the Participant is a party. If the Participant is not a party to a Subscription Agreement as of the Settlement Date, the Participant shall, prior to the Settlement Date, execute the form of Subscription Agreement in use by the Company at such time.

Section 4. Securities Law Compliance. Notwithstanding any other provision of this Agreement, the Participant may not sell the shares of Common Stock acquired upon vesting of the Deferred Share Units unless such shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or, if such shares are not then so registered, such sale would be exempt from the registration requirements of the Securities Act. The sale of such shares must also comply with other applicable laws and regulations governing the Common Stock, and the Participant may not sell the shares of Common Stock if the Company determines that such sale would not be in material compliance with such laws and regulations.

Section 5. Restriction on Transfer; Non-Transferability of Deferred Share Units. The Deferred Share Units are not assignable or transferable, in whole or in part, and they may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including, but not limited to, by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Participant upon the Participant’s death. Any purported transfer in violation of this Section 5 shall be void ab initio.

Section 6. Miscellaneous.

(a) Withholding. Upon the settlement of vested Deferred Share Units and (if applicable) delivery of cash in respect of any Deferred Share Units, the Participant shall be obligated to satisfy any applicable U.S. federal, state and local and non-U.S. tax withholding or other similar charges or fees that may arise in connection therewith.

(b) Authorization to Share Personal Data. The Participant authorizes the Company or any Affiliate of the Company that has or lawfully obtains personal data relating to the Participant to divulge or transfer such personal data to the Company or to a third party, in each case if and to the extent reasonably appropriate and reasonably determined by the Administrator to be directly related to the Company’s responsibility to carry out the terms of this Agreement or the administration of the Plan.

3

(c) No Rights as Stockholder; No Voting Rights. The Participant shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by the Deferred Share Units prior to the issuance of such shares of Common Stock.

(d) No Right to Continued Service on Board. Nothing in this Agreement shall be deemed to confer on the Participant any right to continue in the service of the Company or any Subsidiary, or to interfere with or limit in any way the right of the Company or any Subsidiary to terminate such service at any time.

(e) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if transmitted in accordance with the applicable notice provisions of the applicable Subscription Agreement.

(f) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. No provision of this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(g) Waiver; Amendment.

(i) Waiver. Any party hereto or beneficiary hereof may by written notice to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement and (C) waive or modify performance of any of the obligations of the other parties under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary, shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party or beneficiary to exercise any right or privilege hereunder shall be deemed a waiver of such party’s or beneficiary’s rights or privileges hereunder or shall be deemed a waiver of such party’s or beneficiary’s rights to exercise the same

4

at any subsequent time or times hereunder. The waiver by the Company of any of the vesting conditions contained herein shall in no event be construed to accelerate or delay any Settlement Date hereunder.

(ii) Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Participant and the Company.

(h) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Participant without the prior written consent of the other party.

(i) Applicable Law. This Agreement shall be governed in all respects, including, but not limited to, as to validity, interpretation and effect, by the internal laws of the State of Delaware, without reference to principles of conflict of law that would require application of the law of another jurisdiction.

(j) Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right he, she or it may have to a trial by jury in respect of any suit, action or proceeding arising out of this agreement or any transaction contemplated hereby. Each party (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that he, she or it and the other party hereto have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 8(j).

(k) Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(l) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[signature page follows]

5

IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the [—]th day of [—], 2010 (the “Grant Date”).

JOHNSONDIVERSEY HOLDINGS, INC.

By:
Name:
Title:

PARTICIPANT

«Name»

By:

Deferred Share Units granted hereby:	[—]

Director Stock Subscription Agreement

(Purchased Shares)

This Director Stock Subscription Agreement, dated as of [—], 2010, between JohnsonDiversey Holdings, Inc., a Delaware corporation, and «Name» (hereinafter referred to as the “Director”), is being entered into pursuant to the JohnsonDiversey Holdings, Inc. Director Stock Incentive Plan. The meaning of each capitalized term may be found in Section 8.

The Company and the Director hereby agree as follows:

Section 1. Purchase and Sale of Common Stock.

(a) In General. Subject to all of the terms of this Agreement, at the Closing the Director shall purchase, and the Company shall sell, the aggregate number of shares of Common Stock set forth on the signature page hereof (the “Shares”), at the purchase price set forth on the signature page hereof.

(b) Condition to Sale. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to sell any Common Stock to any Person who is not a member of the Board of Directors of the Company at the time that such shares of Common Stock are to be sold or who is a resident of a jurisdiction in which the sale of Common Stock to him or her would constitute a violation of the securities, “blue sky” or other laws of such jurisdiction.

Section 2. The Closing.

(a) Time and Place. The Company shall determine the time and place of the closing of the purchase and sale of the Shares (the “Closing”).

(b) Delivery by the Director. At the Closing, the Director shall deliver to the Company the aggregate purchase price for the Shares.

(c) Delivery by the Company. At the Closing, the Company shall register the Shares in the name of the Director. If the Shares are certificated, any certificates relating to the Shares shall be held by the Secretary of the Company or his or her designee on behalf of the Director.

Section 3. Director’s Representations and Warranties.

(a) Access to Information, Etc. The Director represents and warrants as follows:

(i) the Director has carefully reviewed the materials furnished to the Director in connection with the offer and sale of the Shares pursuant to this Agreement;

(ii) the Director has had an adequate opportunity to consider whether or not to purchase any of the shares of Common Stock offered to the Director, and to discuss such purchase with the Director’s legal, tax and financial advisors;

(iii) the Director understands the terms and conditions that apply to the Shares and the risks associated with an investment in the Shares;

(iv) the Director has a good understanding of the English language;

(v) the Director is, and will be at the Closing, a member of the Board of Directors of the Company; and

(vi) the Director is, and will be at the Closing, a resident of the jurisdiction indicated as his or her address set forth on the signature page of this Agreement.

(b) Ability to Bear Risk. The Director represents and warrants as follows:

(i) the Director understands that the transfer restrictions that apply to the Shares may effectively preclude the transfer of any of the Shares prior to a Public Offering or the establishment of a Public Market;

(ii) the financial situation of the Director is such that he or she can afford to bear the economic risk of holding the Shares for an indefinite period; and

(iii) the Director can afford to suffer the complete loss of his or her investment in the Shares.

(c) Voluntary Purchase. The Director represents and warrants that the Director is purchasing the Shares voluntarily.

(d) No Right to Awards. The Director acknowledges and agrees that the sale of the Shares (i) is being made on an exceptional basis and is not intended to be renewed or repeated, (ii) is entirely voluntary on the part of the Company and its Subsidiaries and (iii) should not be construed as creating any obligation on the part of the Company or any of its Subsidiaries to offer any securities in the future.

(e) Investment Intention. The Director represents and warrants that the Director is acquiring the Shares solely for his or her own account for investment and not on behalf of any other Person or with a view to, or for sale in connection with, any distribution of the Shares.

(f) Securities Law Matters. The Director acknowledges and represents and warrants that the Director understands that:

(i) the Shares have not been registered under the Securities Act or any state or non-United States securities or “blue sky” laws;

(ii) it is not anticipated that there will be any public market for the Shares;

(iii) the Shares must be held indefinitely and the Director must continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under applicable securities and other laws or an exemption from registration is available;

(iv) except as set forth in Section 7(b), the Company is under no obligation to register the Shares or to make an exemption from registration available; and

(v) a restrictive legend shall be placed on any certificates representing the Shares that makes clear that the Shares are subject to the restrictions on transferability set forth in this Agreement and a notation shall be made in the appropriate records of the Company or any transfer agent indicating that the Shares are subject to such restrictions.

Section 4. Restriction on Transfer of Shares.

(a) In General. Prior to a Public Offering or the establishment of a Public Market, the Director shall not Transfer any of the Shares other than (i) upon the Director’s death by will or by the laws of descent and distribution, (ii) pursuant to Section 5 or Section 6 of this Agreement or (iii) with the Company’s consent. Shares may only be Transferred in a manner that complies with all applicable securities laws and, if the Company so requests, prior to any attempted Transfer, the Director shall provide to the Company at the Director’s expense such information relating to the compliance of such proposed Transfer with the terms of this Agreement and applicable securities laws as the Company shall reasonably request, which may include an opinion of counsel reasonably satisfactory to the Company in form and substance regarding such securities law or other matters as the Company shall request (such counsel to be reasonably satisfactory to the Company). Upon a Transfer of the Director’s Shares by will or by the laws of descent and distribution, each transferee shall enter into a Subscription Agreement governing the Shares Transferred to him or her that contains repurchase rights, transfer and other restrictions on such Shares reasonably equivalent to those contained herein.

(b) No Transfer That Would Result In Registration Requirements. Prior to a Public Offering or the establishment of a Public Market, the Shares may not be Transferred if such Transfer would result in the Company becoming subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (or other similar provision of non-U.S. law) or would increase the risk that the Company would be subject to such reporting requirements as determined in good faith by the Company in its sole and absolute discretion. Any purported Transfer in violation of Section 4(a) or this Section 4(b) shall be void ab initio.

(c) Public Offering or Public Market. The provisions of this Section 4 shall terminate and cease to have further effect upon the earlier to occur of a Public Offering or the establishment of a Public Market.

Section 5. “Tag-Along” Rights.

(a) Sale Notice. At least 30 days before any of the Investors (whether acting alone or jointly with one or more of the other Investors in a single transaction or a series of related transactions) consummates a sale of more than 50.01% of the Common Stock collectively owned by the Investors as of the Effective Date to a Third-Party Buyer, the Company will deliver a written notice (the “Sale Notice”) to the Director. The Sale Notice will disclose the material terms and conditions of the proposed sale or transfer, including the number of shares of Common Stock that the prospective transferee is willing to purchase, the proposed purchase price per share and the intended consummation date of such sale.

(b) Right to Participate. The Director may elect to participate in the sale or other transfer described in the Sale Notice by giving written notice to the applicable Investors and the Company within 15 days after the Company has given the related Sale Notice to the Director. If the Director elects to participate, the Director will be entitled to sell in the contemplated transaction, at the same price and on the same terms and conditions as set forth in the Sale Notice (provided, however, that (x) the form of consideration paid to the Director in exchange for the Director’s Shares may differ from the form of consideration paid to the other participants in exchange for their Shares (except that payment of a different form of consideration shall require the consent of a majority of Directors participating in the contemplated transaction (such majority to be determined based on both (i) the number of shares to be sold or transferred and (ii) the number of participating Directors), unless a third party valuation firm of nationally recognized standing determines that the form of consideration paid to the Director is substantially equal in value to the form of consideration paid to the other participants), and (y) the Investor(s) may receive, even if not offered to the Director, rights to appoint members to the board of directors or other governing body of the Third-Party Buyer or its Affiliates, or other governance rights (including board observer rights)), an amount of Shares equal to the product of (i) the quotient determined by dividing (A) the percentage of the Company’s then outstanding Common Stock represented by the Shares then held by the Director by (B) the aggregate percentage of the Company’s then outstanding Common Stock represented by the Common Stock then held by the Investor(s) participating in the sale or other transfer described in the Sale Notice and all holders of Common Stock electing to participate in such sale and (ii) the number of shares of Common Stock the prospective transferee has agreed to purchase in the contemplated transaction. The Director shall bear an amount of the costs incurred in a sale or transfer in which the Director participates pursuant to this Section 5 but only to the extent pro rata with all other shareholders participating in such sale or transfer.

(c) Certain Matters Relating to the Investors. The Company will use its commercially reasonable best efforts to cause the Investors to conduct any sale that is within the scope of this Section 5 in a manner consistent with this Section 5. If the Company is not able to do so or fails to give the Sale Notice to the Director as prescribed in Section 5(a), the Director’s sole remedy shall be against the Company.

(d) Expiration Upon a Public Offering or Public Market. The provisions of this Section 5 shall terminate and cease to have further effect upon the earlier to occur of a Public Offering or the establishment of a Public Market.

Section 6. “Drag-Along” Rights.

(a) Drag-Along Notice. If any of the Investors (whether acting alone or jointly with one or more of the other Investors) intends to sell or otherwise Transfer, or enter into an agreement to sell or otherwise Transfer, for cash or other consideration, more than 50.01% of the Common Stock collectively owned by the Investors as of the Effective Date to a Third-Party Buyer and the applicable Investor(s) elects to exercise its rights under this Section 6, the Company shall deliver written notice (a “Drag-Along Notice”) to the Director, which notice shall state (i) that the Investor(s) wishes to exercise its rights under this Section 6 with respect to such sale, (ii) the name and address of the Third-Party Buyer, (iii) the per share amount and form of consideration the applicable Investor(s) proposes to receive for its Common Stock, (iv) the material terms and conditions of payment of such consideration and all other material terms and conditions of such sale, and (v) the anticipated time and place of the closing of the purchase and sale (a “Drag-Along Closing”).

(b) Conditions to Drag-Along. Upon delivery of a Drag-Along Notice, the Director shall have the obligation to sell and transfer to the Third-Party Buyer at the Drag-Along Closing the percentage of the Director’s Shares equal to the percentage of the Common Stock owned by the Investor(s) that are to be sold to the Third-Party Buyer (the “Applicable Percentage”) on the same terms as the applicable Investor(s) (provided, however, that (x) the form of consideration paid to the Director in exchange for the Director’s Shares may differ from the form of consideration paid to the other participants in exchange for their Shares (except that payment of a different form of consideration shall require the consent of a majority of Directors participating in the contemplated transaction (such majority to be determined based on (i) the number of shares to be sold or transferred and (ii) the number of Directors holding Shares), unless a third party valuation firm of nationally recognized standing determines that the form of consideration paid to the Directors is substantially equal in value to the form of consideration paid to the other participants), and (y) the Investor(s) may receive, even if not offered to the Director, rights to appoint members to the board of directors or other governing body of the Third-Party Buyer or its Affiliates, or other governance rights (including board observer rights)), but only if such Investor(s) sells and transfers the Applicable Percentage of the Investor’s (Investors’) Common Stock to the Third-Party Buyer at the Drag-Along Closing. The Director shall bear an amount of the costs incurred in a sale or transfer in which the Director participates pursuant to this Section 6 but only to the extent pro rata with all other shareholders participating in such sale or transfer.

(c) Power of Attorney, Custodian, Etc. By entering into this Agreement and purchasing the Shares, the Director hereby appoints the applicable Investor(s) and any Affiliates of such Investor(s) so designated by the Investor(s) the Director’s true and lawful attorney-in-fact and custodian, with full power of substitution (the “Custodian”), and authorizes the Custodian to take such actions as the Custodian may deem necessary or appropriate to effect the sale and transfer of the Applicable Percentage of the Director’s Shares to the Third-Party Buyer, upon receipt of the purchase price therefor at the Drag-Along Closing, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature, and to take such other action as may be necessary or appropriate in connection with such sale or transfer, including consenting to any amendments, waivers (including waivers of appraisal rights that the Director may hold with respect to such sale or transfer), modifications or supplements to the terms of the sale (provided that the applicable Investor also so consents, and, to the extent applicable, sells and transfers the Applicable Percentage of its Common Stock on the same terms as so amended, waived, modified or supplemented) and executing any purchase agreement, merger agreement or other agreement in connection with such sale, and instructs the Secretary of the Company (or other person holding any certificates for the Shares) to deliver to the Custodian certificates representing the Applicable Percentage of the Director’s Shares, together with all necessary duly-executed stock powers. If so requested by the applicable Investor(s) or the Company, the Director will confirm the preceding sentence in writing in form and substance reasonably satisfactory to such Investor promptly upon receipt of a Drag-Along Notice (and in any event no later than 10 days after receipt of the Drag-Along Notice). Promptly after the Drag-Along Closing, the Custodian shall give notice thereof to the Director and shall remit to the Director the net proceeds of such sale (reduced by any amount required to be held in escrow pursuant to the terms of the purchase and sale agreement and any other expenses). If the Company or any Investor enters into any transaction for which Rule 506 (or any similar rule then in effect) promulgated under the Securities Act may be available (including, without limitation, a merger, consolidation or other reorganization), the Director shall, if requested by the Company, appoint a purchaser representative (as such term is defined in Rule 501 of the Securities Act) reasonably acceptable to the Company. If such purchaser representative was designated by the Company, the Company shall pay the fees and expenses of such purchaser representative, but if the Director appoints another purchaser representative, the Director shall be responsible for the fees and expenses of the purchaser representative so appointed.

(d) The Investors are Third-Party Beneficiaries; Remedies. The Director acknowledges and agrees that any of the Investors that takes action pursuant to this Section 6 is an intended third-party beneficiary of this Section 6, as if such Investor were a party to this Agreement directly. Following a breach or a threatened breach by the Director of the provisions of this Section 6, the applicable Investor may obtain an injunction granting it specific performance of the Director’s obligations under this Section 6. Whether or not the applicable Investor obtains such an injunction, and whether or not the transaction with respect to which the Drag-Along Notice relates is consummated, following such a breach or threatened breach by the Director the Company shall have the option to purchase any or all of the Director’s Shares at a purchase price per Share equal to the lesser of the price at which the Director purchased such Shares from the Company or the per share consideration payable pursuant to the Drag-Along Offer. The preceding two sentences shall not limit the Company’s or the Investors’ rights to recover damages (or the amount thereof) from the Director.

(e) Expiration Upon a Public Offering or a Public Market. The provisions of this Section 6 shall terminate and cease to have further effect upon the earlier to occur of a Public Offering or the establishment of a Public Market.

Section 7. Holdback Agreements; Certain Registration Rights.

(a) Holdback Agreements. If the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the Director shall not effect any Transfer, including any public sale (including a sale under Rule 144 under the Securities Act or other similar provision of applicable law) or distribution, of any Common Stock, other than as part of such underwritten public offering, during the 20 days prior to and the 180 days after the effective date of such registration statement (or such other period as may be generally applicable to or agreed by the Company’s senior-most executives). If the Company files a prospectus in connection with a takedown from a shelf registration statement, the Director shall not effect any Transfer, including any public sale (including a sale under Rule 144 under the Securities Act or other similar provision of applicable law) or distribution, of any Common Stock, other than as part of such offering, for 20 days prior to and 90 days after the date the prospectus supplement is filed with the Securities and Exchange Commission (or such other period as may be generally applicable to or agreed by the Company’s senior-most executives). The restrictions contained in this Section 7 shall only be applicable to the Director to the extent requested by the underwriters in connection with an underwritten public offering, and, in the event that such restrictions are waived with respect to any of the Investors to any extent, the Company shall request that such restrictions be waived with respect to the Director to such extent.

(b) Piggyback/Incidental Registration Rights. Pursuant to the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of November 24, 2009, by and among the Company and the other parties thereto (as the same may be amended from time to time), the Director shall with respect to the Shares be deemed to have the rights of a “Holder” of “Registrable Securities” (such terms having the meaning given to them in the Registration Rights Agreement) for purposes of Section 2 (Incidental Registrations) thereof, and the Director shall have the obligations of a Holder of Registrable Securities under the Registration Rights Agreement; provided that to the extent the underwriters of an underwritten offering limit the right of Directors to sell Shares in such an offering, the Company shall not be obligated to register the Director’s Shares. For the avoidance of doubt, the provisions of this Section 7(b) shall not limit the amendment of the Registration Rights Agreement from time to time in accordance with its terms.

(c) Automatic Conversion of Common Stock. Reference is made to clause (a)(v) of Article FOURTH of the Second Amended and Restated Certificate of Incorporation of the Company providing for the automatic conversion of the Common Stock into Class A common stock upon the occurrence of the events set forth therein.

Section 8. Certain Definitions.

(a) Capitalized terms not otherwise defined in this Agreement have the meanings given to them in the JohnsonDiversey Holdings, Inc. Director Stock Incentive Plan.

(b) As used in this Agreement, the following terms shall have the meanings set forth below:

“Agreement” means this Director Stock Subscription Agreement, as amended from time to time in accordance with the terms hereof.

“Applicable Percentage” has the meaning given in Section 6(b).

“Closing” has the meaning given in Section 2(a).

“Custodian” has the meaning given in Section 6(c).

“Drag-Along Closing” has the meaning given in Section 6(a).

“Drag-Along Notice” has the meaning given in Section 6(a).

“Director” means the purchaser of the Shares whose name is set forth in the preamble to and on the signature page of this Agreement; provided that following such person’s death, the “Director” shall be deemed to include such person’s beneficiary or estate and following such person’s Disability, the “Director” shall be deemed to include any legal representative of such person.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations thereunder that are in effect at the time, and any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor statute, and the rules and regulations thereunder.

“Person” means any natural person, firm, partnership, limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity.

“Public Market” shall be deemed to have been established at such time as 30% of the common stock of the Company (on a fully diluted basis) has been sold to the public pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 or pursuant to a public offering outside the United States.

“Registration Rights Agreement” means the Registration Rights Agreement of the Company dated as of November 24, 2009.

“Rule 144” means Rule 144 under the Securities Act (or any successor provision thereto).

“Sale Notice” has the meaning given in Section 5(a).

“Securities Act” means the United States Securities Act of 1933, as amended, or any successor statute, and the rules and regulations thereunder that are in effect at the time and any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor statute, and the rules and regulations thereunder.

“Shares” has the meaning given in Section 1(a), and for purposes of Section 4, Section 5, Section 6 and Section 7 it also includes Common Stock delivered as dividends in respect of the Shares.

“Third-Party Buyer” means any Person other than (i) the Company or any of its Subsidiaries, (ii) any employee benefit plan of the Company or any of its Subsidiaries, (iii) either of the Investors or (iv) any Affiliates of any of the foregoing.

“Transfer” means any sale, assignment, transfer, pledge, encumbrance, or other direct or indirect disposition (including a hedge or other derivative transaction).

Section 9. Miscellaneous.

(a) Authorization to Share Personal Data. The Director authorizes the Company or any Affiliate of the Company that employs the Director or that otherwise has or lawfully obtains personal data relating to the Director to divulge or transfer such personal data to the Company or to a third party, in each case if and to the extent reasonably appropriate and reasonably determined by the Administrator to be directly related to the Company’s responsibility to carry out the terms of this Agreement or the administration of the Plan.

(b) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, to the Company, any of the Investors or the Director, as the case may be, at the following addresses or to such other address as the Company, the Investors or the Director, as the case may be, shall specify by notice to the others:

(i) if to the Company, to it at:

JohnsonDiversey Holdings, Inc.

c/o JohnsonDiversey, Inc.

8310 16th Street

P.O. Box 902

Sturtevant, WI 53177-0902

Attention: General Counsel

Fax: (262) 631-4249

with copies (which shall not constitute notice) to the Persons listed in clause (iv) below);

(ii) if to the Director, to the Director at his or her most recent address as shown on the books and records of the Company or Subsidiary employing the Director;

(iii) if to any Investor, to the Persons listed in clause (iv) below;

(iv) copies of any notice or other communication given under this Agreement shall also be given to:

Clayton, Dubilier & Rice, LLC

375 Park Avenue, 18th Floor

New York, New York 10152

Attention: Theresa Gore

Fax: (212) 407-5252

and

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Franci J. Blassberg, Esq.

      Jonathan E. Levitsky, Esq.

Fax: (212) 909-6836

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof.

(c) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Except as otherwise provided herein with respect to the Investors, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(d) Waiver; Amendment.

(i) Waiver. Any party hereto may by written notice to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement, and (C) waive or modify performance of any of the obligations of the other parties under this Agreement; provided that any waiver by the Company of the provisions of Section 4 through and including Section 7 or this Section 9(d) must be consented to in writing by the

Investors. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, but not limited to, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

(ii) Amendment. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Director and the Company; provided that the provisions of Section 4 through Section 7 and this Section 9(d) may be amended by the Company with the vote of a majority of the Directors who hold Common Stock purchased pursuant to a stock subscription agreement having comparable provisions (such majority to be determined based on both (i) the number of shares of Common Stock and (ii) the number of Directors holding Shares); provided, further, that any amendment adversely affecting the rights of the Investors hereunder must be consented to by the Investors.

(e) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Director without the prior written consent of the other parties, provided that the Investors may assign from time to time all or any portion of their respective rights under this Agreement, to one or more Persons or other entities designated by each of them.

(f) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

(g) Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 9(g).

(h) Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Director have executed this Agreement as of the date first above written.

JOHNSONDIVERSEY HOLDINGS, INC.

By:
Name:
Title:

THE EMPLOYEE:

«Name»

By:
as Attorney-in-Fact
Name:

Address of the Director:

«Address»

Total Number of Shares of Common Stock to be Purchased:	«Shares»

Per Share Price:	$10

Total PurchasePrice:	$«Share_Amount»

15